EIGHTH AMENDMENT
TO THE
WESBANCO, INC. KSOP

(As Amended and Restated effective January 1, 2014)

WHEREAS, Wesbanco, Inc. (the “Company”) maintains the Wesbanco, Inc. KSOP, as amended and restated effective January 1, 2014 (the “Plan”);

WHEREAS, Section 12.6 of the Plan reserves to the Company the right to amend the Plan at any time;

WHEREAS, the Company has amended the Plan from time to time;

WHEREAS, Congress has adopted and the President has signed the SECURE Act and the CARES Act since the Plan was most recently amended;

WHEREAS, with respect to required minimum distributions, the effect of the SECURE Act and the CARES Act together is to suspend the required minimum distribution for a Participant who has reached age 70.5 indefinitely and permanently for the period between age 70.5 and age 72.5;

WHEREAS, the Company believes that certain Participants have considered the required minimum distribution as part of their respective retirement planning and would like to allow Participants to continue to receive what would have been a required minimum distribution but for the SECURE Act and/or the CARES Act; and

WHEREAS, the Company has decided to amend the Plan to amend the Plan’s distribution provisions by deleting the existing Section 5.7 (dealing with a special required minimum distribution election based on circumstances existing in 2019 but no longer possible) and adopting a new Section 5.7 to read as set forth below.

NOW, THEREFORE, the Plan is hereby amended by deleting the existing Section 5.7 in its entirety and substituting therefor the following new Section 5.7:

“Section 5.7. Special Minimum Distribution Election.

Effective January 1, 2020 and notwithstanding anything in this Article V to the contrary, a Participant, Inactive Participant or Beneficiary who would have been required to receive a required minimum distribution from this Plan but for the effects of the SECURE Act and/or the CARES Act (that is, as the Plan was in effect on December 31, 2019 before the effective date of adoption of the SECURE Act or the CARES Act), shall have the right to request that the amount that would otherwise have been a required minimum distribution be distributed to such Participant, Inactive Participant or Beneficiary at the same time and manner as such amount that would otherwise have been a required minimum distribution would have been distributed. The Committee shall cause each Participant, Inactive Participant and Beneficiary affected by the SECURE Act and/or the CARES Act with respect to required minimum distributions to be notified timely of the effect of the SECURE Act and/or the CARES Act on his or her required minimum distribution and of his or her right to elect to receive the amount which would otherwise have been a required minimum distribution as a partial distribution from this Plan. The Committee shall determine the form of such notice and election in its reasonable discretion.”

IN WITNESS WHEREOF, this Eighth Amendment of the Plan is, by the authority of the Board of Directors of the Company, executed on behalf of the Company effective the 1st day of January, 2023.

WESBANCO, INC.

By: /s/ Todd F. Clossin
Todd F. Clossin
President and CEO

ATTEST:

/s/ Linda M. Woodfin
Linda M. Woodfin
Secretary

CERTIFIED RESOLUTIONS OF THE BOARD OF DIRECTORS

OF

WESBANCO, INC.

I hereby certify that I am the Secretary of Wesbanco, Inc., a corporation, with its principal office and place of business located in Wheeling, West Virginia, and that I have been duly appointed and am presently serving in that capacity in accordance with the Bylaws of said corporation.

I further certify that at a meeting of the Board of Directors of the corporation duly called in accordance with the Bylaws of said corporation and convened on the 27th day of April, 2023, the following resolutions were duly adopted by unanimous vote of all of the Directors present and participating:

RESOLVED, that in light of the provisions of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) and the Setting Every Community Up for Retirement Enhancement Act of 2019 (“SECURE Act”), the Executive Committee of the Board herby adopts certain changes and amendment to the Wesbanco, Inc. KSOP (the “Plan”) to permit continuing distributions under the terms of the Plan notwithstanding the changes to the required minimums distributions brought about by both the SECURE Act and the CARES Act, in accordance with the attached Eighth Amendment to the Plan, effective as of the 1st day of January, 2020.

The foregoing resolutions are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

IN WITNESS WHEREOF, I have set my hand and affixed my seal of the corporation this 27th day of April, 2023.

/s/ Linda M. Woodfin

LINDA M. WOODFIN, Secretary

(SEAL)